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                                                                   EXHIBIT 10.20
Office Lease
by and between
MassMutual and

MEGO MORTGAGE CORPORATION








For:    1000 Parkwood
        1000 Parkwood Circle
        Atlanta, GA 30339
A "MassMutual" Property












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                                                              MM Equity No. 9201
                                  OFFICE LEASE

     THIS LEASE, is made as of this 9th day of April, 1996 by and between MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Landlord") through its agent CORNERSTONE REAL ESTATE ADVISERS, INC., having an address at 1050 Crown Pointe Parkway, Suite 1780, Atlanta, Georgia 30338 and MEGO MORTGAGE CORPORATION, a Delaware corporation ("Tenant") having its principal office at 1000 Parkwood Circle, Suite 500, Atlanta GA 30339.

                                     INDEX

Article Title

1.   Basic Provisions
2.   Premises, Term and Commencement Date
3.   Rent
4.   Operating Expenses
5.   Landlord's Work, Tenant's Work, Alterations and Additions
6.   Use
7.   Services
S.   Insurance
9.   Indemnification
10.  Casualty Damage
11.  Condemnation
12.  Repair and Maintenance
13.  Inspection of Premises
14.  Surrender of Premises
15.  Holding Over
16.  Subletting and Assignment
17.  Subordination, Attornment and Mortgagee Protection
18.  Estoppel Certificate
19.  Defaults
20.  Remedies of Landlord
21.  Quiet Enjoyment
22.  Accord and Satisfaction
23.  Security Deposit
24.  Brokerage Commission
25.  Force Majeure
26.  Parking
27.  Hazardous Materials
28.  Additional Rights Reserved by Landlord
29.  Defined Terms
30.  Miscellaneous Provisions

EXHIBITS

Exhibit A  Plan Showing Property and Premises
Exhibit B  Landlord's Work
Exhibit C  Tenant's Work
Exhibit D Building's Rules and Regulations; Janitorial Specifications Exhibit E Commencement Date Confirmation
Exhibit F  Special Stipulations
Exhibit G  Guaranty





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                                   ARTICLE 1.

                                BASIC PROVISIONS


A.   Tenant's Tradename: MEGO MORTGAGE CORPORATION

B.   Tenant's Address: 1000 Parkwood Circle, Suite 500, Atlanta, GA 30339

C.   Office Building Name: 1000 PARKWOOD
     Address: 1000 Parkwood Circle Atlanta, GA 30339

D.   Premises:  Suites: 500 and 600
     Approximate Square feet (Rentable): 45,950

E.   Landlord: Massachusetts Mutual Life Insurance Company

F. Landlord's Address: c/o: Cornerstone Real Estate Advisers, Inc. 1050 Crown Pointe Parkway, Suite 1780
     Atlanta, GA 30338

G.   Building Manager/Address: CARTER & ASSOCIATES
     1275 Peachtree St., Atlanta, GA 30367-1801

H.   Commencement Date: July 1. 1996

1.   Expiration Date: June 30, 2002

J.   Options to Extend: See Special Stipulations

K.   Security Deposit: $ 73,711.46

L.   Monthly Rent:    $73, 711.46

M.   Operating Expenses Base: 1996 Actual Expenses (To Be Determined)

N. Tenant's Pro Rata Share: 21.86 %. Tenant's Pro Rata Share shall be determined by and adjusted by Landlord from time to time (but shall not be readjusted sooner than the commencement of the second Lease year), by dividing the Tenant's Rentable Square Feet of the Premises by the rentable area of the Building and multiplying the resulting quotient, to the second decimal place, by one hundred.

0.   Normal Business Hours of Building:


    Monday through Friday:  7:00 a.m. to 7:00 p.m.
    Saturday-               8:00 a.m. to 1:30 p.m.
    Sunday:                          a. m. to p.m.


P.   Prepaid Rent: None

Q.   Parking Spaces:  184
     Fee (parking spaces x rate/per month):  $0.00 for Initial Term

R.  Brokers: Carter & Associates, L.L.C. (Agent for Landlord)
    Koll Management Services, Inc. (Agent for Tenant)



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The foregoing provisions shall be interpreted and applied in accordance with the other provisions of this Lease set forth below. In the event of any ambiguity or dispute in interpretation, the foregoing provisions shall control. The capitalized terms, and the terms defined in Article 29, shall have the meanings set forth herein or therein (unless otherwise modified in the Lease) when used as capitalized terms in other provisions of the lease.

                                   ARTICLE 2.

                     PREMISES, TERMS AND COMMENCEMENT DATE

Landlord hereby leases and demises to the Tenant and Tenant hereby takes and team from Landlord that certain space identified in Article 1 and shown on a plan attached hereto as Exhibit A ("Premises") for a term ("Term") commencing on the Commencement Date and ending on the Expiration Date set forth in Article 1, unless sooner terminated as provided herein, subject, to the provisions herein contained. The Commencement Date set forth in Article 1 shall be advanced to such earlier date as Tenant commences occupancy of the Premises for the conduct of its business. Such date shall be confirmed by execution of the Commencement Date Confirmation in the form as set forth in Exhibit E. If Landlord delays delivering possession of the Premises or substantial completion of any Landlord's Work under Exhibit B, this Lease shall not be void or voidable, except as provided in Article 5. and Landlord shall have no liability for loss or damage resulting therefrom.

                                  ARTICLE 3.

                                     RENT

A. Monthly Rent. Tenant shall pay Monthly Rent in advance on or before the first day of each month of the Term. If the Term shall commence and end on a day other than the first day of a month, the Monthly Rent for the first and last partial month shall be prorated on a per diem basis. Upon the execution of this Lease, Tenant shall pay one installment of Monthly Rent for the first full month of the Term and a prorated Monthly Rent for any partial month which may precede it.

B. Additional Rent. All costs and expenses which Tenant assumes or agrees to pay and any other sum payable by Tenant pursuant to this Lease, including, without limitation, its share of Operating Expenses, shall be deemed Additional Rent.

C. Rent. Monthly Rent, Additional Rent and Operating Expenses and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease are herein referred to collectively as 'Rent', and all remedies applicable to the nonpayment of Rent shall be applicable thereto. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant.

D. Place of Payment, Late Charge. Rent and other charges required to be paid under this Lease, no matter how described, shall be paid by Tenant to Landlord at the Building Manager's address listed in Article 1, or to such other person and/or address as Landlord may designate in writing, without any prior notice or demand therefor and, other than as may be allowed by state or local law, without deduction or set-off or counterclaim and without relief from any valuation or appraisement laws. In the event Tenant fails to pay Rent due under this Lease within Ten (10) days of due date of said Rent, Tenant shall pay to Landlord a late charge of ten percent (10%) on the amount overdue.

                                   ARTICLE 4.

                              OPERATING EXPENSES


A. Payment of Operating Expenses. It is agreed that during each Lease Year beginning with the first month of the second Lease Year and each month thereafter during the original Lease Term, or any extension thereof, Tenant shall pay to Landlord as Additional Rent, at the same time as the Monthly Rent is paid, an amount equal

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to one-twelfth (1/12) of Landlord's reasonable estimate of Tenant's Pro Rata
Share of any projected increase in the Operating Expenses for a particular Lease Year in excess of the Operating Expenses Base (the "Estimated Escalation Increase"). A final adjustment (the "Escalation Reconciliation") shall be made between the parties as soon as practicable following the end of each Lease Year, but in no event later than ninety (90) days after the end of each Lease Year. In computing the Estimated Escalation Increase for any particular Lease Year, Landlord shall take into account any prior increases in Tenant's Pro Rata Share of Operating Expenses. If during any Lease Year the Estimated Escalation Increase is less than the Estimated Escalation Increase for the previous Lease Year on which Tenant's share of Operating Expenses were based for said year, such Additional Rent payments, attributable to Estimated Escalation Increase, to be paid by Tenant for the new Lease Year shall be decreased accordingly; provided, however, in no event will the Rent paid by Tenant hereunder ever be less than the Monthly Rent, its Pro Rata Share of the Operating Expenses Base, plus all other amounts of Additional Rent.

As soon as practicable following the end of each Lease Year during the initial Lease Term, or any extension thereof, including the first Lease Year, Landlord shall submit to Tenant a statement prepared by Landlord, setting forth the Estimated Escalation Increase, if any. Beginning with the second Lease Year, the statement shall also set forth the Escalation Reconciliation for the Lease Year just completed. To the extent that the Operating Expense Escalation is different from the Estimated Escalation Increase upon which Tenant paid Rent during the Lease Year just completed, Tenant shall pay Landlord the difference in cash within thirty (30) days following receipt by Tenant of such statement from Landlord, or receive a credit on the next payment of Rent owing hereunder as the case may be. Until Tenant receives such statement, Tenant's Rent for the new Lease Year shall continue to be paid at the rate being paid for the particular Lease Year just completed, but Tenant shall commence payment to Landlord of the monthly installment of Additional Rent on the basis of said statement beginning on the first day of the month following the month in which Tenant receives such statement. In addition to the above, if, during any particular Lease Year, there is a change in the information on which Landlord based the estimate upon which Tenant is then making its estimated payment of Operating Expenses so that such Estimated Escalation Increase furnished to Tenant is no longer accurate, Landlord shall be permitted to revise such Estimated Escalation Increase by notifying Tenant, and there shall be such adjustments made in the Additional Rent on the first day of the month following the serving of such statement on Tenant as shall be necessary by either increasing or decreasing, as the case may be, the amount of Additional Rent then being paid by Tenant for the balance of the Lease Year (but in no event shall any such decrease result in a reduction of the rent below the Monthly Rent, Tenant's Pro Rata Share of the Operating Expenses Base, plus all other amounts of Additional Rent), as well as a payment by Tenant or credit to the Tenant as appropriate based upon the amount theretofore paid by Tenant during such particular Lease Year pursuant to the prior estimate.


Landlord's and Tenant's responsibilities with respect to the Operating Expense adjustment described herein shall survive the expiration or early termination of this Lease.

If the Building is not fully occupied during any particular Lease Year, Landlord shall adjust those Operating Expenses which are affected by Building occupancy for the particular Lease Year, or portion thereof, as the case may be, to reflect an occupancy of not less than ninety-five percent (95%) of all such rentable area of the Building.

B. Disputes Over Operating Expenses. If Tenant disputes the amount of an adjustment or the proposed estimated increase or decrease in Operating Expenses, Tenant shall give Landlord written notice of such dispute within thirty (30) days after Landlord advises Tenant of such adjustment or proposed increase or decrease. Tenant's failure to give such notice shall waive its right to dispute the amounts so determined. If Tenant timely objects, Tenant shall have the right if Landlord disagrees with Tenant, to engage its own Accountants or experts ("Tenant's Accountants") for the purpose of verifying the accuracy of the statement in dispute, or the reasonableness of the adjustment or estimated increase or decrease. If Tenant's Accountants determine that an error has been made, Landlord and Tenant's Accountants shall endeavor to agree upon the matter, failing which Landlord and Tenant's Accountants shall jointly select an independent certified public accounting firm (the "Independent Accountant") which firm shall conclusively determine whether the adjustment or estimated increase or decrease is reasonable, and if not. what amount is reasonable. Both parties shall be bound by such determination. If Tenant's Accountants do not participate in choosing the Independent Accountant within 20 days notice by Landlord, then Landlord's determination of the adjustment or estimated increase or decrease shall be conclusively determined to be reasonable and Tenant shall be bound thereby. All costs incurred by Tenant in obtaining Tenant's Accountants and the cost of the Independent Accountant shall be paid by Tenant unless Tenant's Accountants disclose an error, acknowledged by Landlord (or found to have conclusively occurred by the Independent Accountant), of more than ten percent, (10%) in the computation of the total amount of Operating Expense as set forth in the statement submitted by Landlord with respect to the matter in dispute; in which event Landlord shall pay the reasonable costs incurred by Tenant in obtaining such audits. Tenant shall continue to timely pay Landlord the amount of the prior year's adjustment and adjusted Additional Rent determined to be incorrect as aforesaid until the parties have concurred as to the appropriate adjustment or have deemed to be bound by the determination of the Independent Accountant in accordance with the preceding terms. Landlord's delay in submitting any statement contemplated herein for any Lease Year shall not affect the provisions of this Paragraph, nor constitute a waiver of Landlord's rights as set forth herein for said Lease Year or any subsequent Lease Years during the Lease Term or any extensions thereof.

                                  ARTICLE 5.

                 LANDLORD'S WORK, TENANT'S WORK, ALTERATIONS
                                AND ADDITIONS

A. Landlord's Work. Landlord shall diligently proceed to construct the Premises in accordance with Landlord's obligations as set forth in the work letter attached hereto as Exhibit B, and hereinafter referred to as "Landlord's Work". Landlord will deliver the Premises to Tenant with all of Landlord's Work completed to Tenant's reasonable satisfaction (except for minor and non-material punch list items which Landlord shall diligently work to complete and which in Landlord's reasonable judgment will not delay completion of Tenant's Work, as defined in subparagraph B of this Article) on or before the number of days specified in Exhibit B and Tenant agrees thereupon to commence and complete Tenant's Work on or before the Commencement Date. If Landlord is delayed in completing Landlord's Work by strike, shortages of labor or materials, delivery delays or other matters beyond the reasonable control of Landlord, then Landlord shall give notice thereof to Tenant and the date on which Landlord is to turn the Premises over to Tenant for Tenant's Work and the Commencement Date shall be postponed for an equal number of days as the delay as set forth in the notice. Providing, however, if such delays exceed ninety (90) days, then either Landlord or Tenant upon notice to the other shall have other shall have the right to terminate this Lease without liability to either party. If the Commencement Date is postponed as aforesaid, Tenant agrees upon request of Landlord to execute a writing confirming the Commencement Date on such form as set forth in Exhibit E attached hereto.

B. Tenant's Work. On and after the date specified in the immediately preceding subparagraph A for delivery of the Premises to Tenant for Tenant's Work, Tenant, at its sole cost and expense, shall perform and complete all other improvements to the Premises (herein called "Tenant's Work") including, but not limited to, all improvements, work and requirements required of Tenant under the foregoing work letter. Tenant shall complete all of Tenant's Work in good and workmanlike manner, fully paid for and free from liens, in accordance with the plans and specifications approved by Landlord and Tenant as provided in Exhibit C, on or prior to the scheduled Commencement Date. Tenant shall also have the right during this period to come onto the Premises to install its mixtures and prepare the Premises for the operation of Tenant's business. Notwithstanding the fact that foregoing activities by Tenant will occur prior to the scheduled Commencement Date, Tenant agrees that all of Tenant's obligations provided for in this Lease shall apply during such period with the exception of any obligation to pay Rent.

C. Alterations. Except as provided in the immediately preceding subparagraph, Tenant shall make no alterations or additions to the Premises without the prior written consent of the Landlord, which consent Landlord shall not unreasonably withhold.

D. Liens. Tenant shall give Landlord at least ten (10) days prior written notice (or such additional time as may be necessary under applicable laws) of the commencement of any Tenant's Work, to afford Landlord the opportunity of posting and recording notices of nonresponsiblity. Tenant will not cause or permit as a result of Tenant's work any mechanic's, materialman's or similar liens or encumbrances to be filed or exist against the Premises or the Building or Tenant's interest in this Lease in connection with work done by Tenant under this Article. A Tenant may contest such lien but shall nonetheless remove any such lien or encumbrance by bond or otherwise within twenty (20) days from the date of their existence. If Tenant fails to do so, Landlord may pay the amount or take such other action as Landlord deems reasonably necessary to remove any such lien or encumbrance, without being responsible to investigate the validity thereof. The amounts so paid and costs incurred by Landlord shall be deemed Additional Rent under this Lease and payable in full upon demand.

                                  ARTICLE 6.
                                     USE

A. Use. Tenant shall use the Premises for general office purposes, and for no other purpose whatsoever, subject to and in compliance with all other provisions of this Lease, including without limitation the Building's Rules and Regulations attached as Exhibit D hereto. Tenant and its invitees shall also have the nonexclusive right along with other tenants of the Building and others entitled to use the same and subject to such rules and regulations as Landlord in its discretion may impose from time to time to use the Common Areas.

B. Restrictions. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Premises or do or permit anything to be done in the Premises which: (a) causes or is liable to cause injury to persons, to the Building or its equipment, facilities or systems; (b) impairs or tends to impair the character, reputation or appearance of the Building as a first class office building; (c) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building or its equipment, facilities or systems; or, (d) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the Building.

C. Compliance with Laws. Tenant shall keep and maintain the Premises, its use thereof and its business in compliance with all governmental laws, ordinances, rules and regulations. Tenant shall comply with all Laws relating to the Premises and Tenant's use thereof, including without limitation, Laws requiring the Premises to be closed on Sundays or any other days or hours and Laws in connection with the health. safety and building codes, and any permit or license requirements. Landlord makes no representation that the Premises are suitable for Tenant's purposes.


                                   ARTICLE 7.

                                    SERVICES

A. Climate Control. Landlord shall provide climate control to the Premises during Normal Business Hours of Building as set forth in Article 1 as required in Landlord's reasonable judgment for the comfortable use and occupation of the Premises. If Tenant requires climate control at any other time, Landlord shall use reasonable efforts to furnish such service upon reasonable notice from Tenant, and Tenant shall pay all of Landlord's actual costs therefore on demand.

The performance by Landlord of its obligations under this Article is subject to Tenant's compliance with the conditions of occupancy and connected electrical load established by Landlord. Use of the Premises or any part thereof in a manner exceeding the heating, ventilating or air-conditioning ("HVAC") design conditions including occupancy and connected electrical load), including rearrangement of partitioning which interferes with normal operation of the HVAC in the Premises, or the use of computer or data processing machines or other machines or equipment, may require changes in the HVAC or plumbing systems or controls servicing the Premises or portions thereof, in order to provide comfortable occupancy. Any such required change shall be made by Landlord at Tenant's expense as alterations in accordance with the provisions of Article 5, but only to the extent permitted and upon the conditions set forth in that Article.

B. Elevator Service. If the Building is equipped with elevators, Landlord, during Normal Business Hours of Building, shall furnish elevator service to the premises to be used in common with others. At least one elevator shall remain in service during all hours that are not Normal Business Hours of the Building. Landlord may designate a specific elevator for use as a service elevator.

C. Janitorial Services. Landlord shall make janitorial and cleaning services available to the Premises. Tenant shall pay to Landlord on demand the costs incurred by Landlord for (i) extra cleaning in the Premises required because of (A) misuse or neglect on the part of Tenant or Tenant's agents, contractors, invitees, employees and customers, (B) the use of portion of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, (C) interior glass partitions or unusual quantities of interior glass surfaces, and (D) non-building standard materials or finishes installed by Tenant or at its request; and (ii) removal from the Premises of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in general office occupancy or at times other than Landlord's standard cleaning times.

D. Water and Electricity. Landlord shall make available domestic water in reasonable quantities to the common areas ( and to the Premises if so designated in Exhibit B) and cause electric service equivalent to the watt load to be supplied for lighting the Premises and for the operation of Ordinary Office Equipment. "Ordinary Office Equipment" shall mean office equipment wired for 120 volt electric service and rated and using less than 6 amperes or 750 watts of electric current. Landlord shall have the exclusive right to make any replacement of lamps, fluorescent tubes and lamp ballasts in the Premises. Landlord may adopt a system of relamping and ballast replacement periodically on a group basis in accordance with good management practice. Tenant's use of electric energy in the Premises shall not at any time exceed the capacity of any of the risers, piping, electrical conductors and other equipment in or serving the Premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the Building's electric system, Tenant shall not, without Landlord's prior written consent in each instance, connect appliances or heavy duty equipment, other than ordinary office equipment, to the Building's electric system or make any alteration or addition to the Building's electric system. Should Landlord grant its consent in writing, all additional risers, piping and electrical conductors or other equipment therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant within 10 days of Landlord's demand therefor. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in Monthly Rent by the expected cost to Landlord of such additional service, that is, the cost of the additional electric energy to be made available to Tenant based upon the estimated additional capacity of such additional risers, piping and electrical conductors or other equipment. If Landlord and Tenant cannot agree thereon, such cost shall be determined by an independent electrical engineer, to be selected by Landlord and paid equally by both parties.

E. Separate Meters. Landlord may install separate meters for the Premises to register the usage of all or any one of the utilities and in such event Tenant shall pay for the cost of electricity usage as metered which is in excess of the reasonable watt load (as established by the Landlord), or in the case of other utilities, the metered usage in excess of that usage reasonably anticipated by Landlord. Tenant shall reimburse Landlord for the cost of installation of meters if such usage exceeds the watt load (or such anticipated usage, as the case may be) by more than 10 percent. In any event, Landlord may require Tenant to reduce its consumption to the watt load or such anticipated usage.

F. Interruptions. Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption and Tenant acknowledges that any one or more of such services may be suspended by reason of accident, repairs, inspections, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. Any interruption or discontinuance of service shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, nor render Landlord liable to Tenant for damages, nor relieve Tenant from performance of Tenant's obligations under this Lease. Notwithstanding, should such interruption or discontinuance of service continue for ten (10) consecutive business days, Tenant shall be entitled to abate Rent for each day thereafter that such service is not restored. Landlord shall however, exercise reasonable diligence to restore any service so interrupted.

G. Utilities Provided by Tenant. Tenant shall make application in Tenant's own name for all utilities not provided by Landlord and shall: (i) comply with all utility company regulations for such utilities, including requirements for the installation of meters, and (ii) obtain such utilities directly from, and pay for the same when due directly to, the applicable utility company. The term "utilities" for purposes hereof shall include but not be limited to electricity, gas, water, sewer, steam, fire protection, telephone and other communication and alarm services, as well as HVAC, and all taxes or other charges thereon. Tenant shall install and connect all equipment and lines required to supply such utilities to the extent not already available at or serving the Premises, or at Landlord's option shall repair, alter or replace any such existing items. Tenant shall maintain, repair and replace all such items, operate the same, and keep the same in good working order and condition. Tenant shall not install any equipment or fixtures, or use the same, so as to exceed the safe and lawful capacity of any utility equipment or lines serving the same. The installation, alteration, replacement or connection of any utility equipment and lines shall be subject to the requirements for alterations of the Premises set forth in
Article 5. Tenant shall ensure that all HVAC equipment is installed and operated at all times in a manner to prevent roof leaks, damage, or noise due to vibrations or improper installation, maintenance or operation.

                                   ARTICLE 8

                                   INSURANCE

A. Required Insurance. Tenant shall maintain insurance policies, with responsible companies licensed to do business in the state where the Building is located and satisfactory to Landlord, naming Landlord, Landlord's Building Manager or agent, Tenant and any Mortgagee of Landlord, as their respective interest may appear, at its own cost and expense including (i) "all risk" property insurance which shall be primary on the lease improvements referenced in Article 5 and Tenant's property, including its goods, equipment and inventory, in an amount adequate to cover their replacement cost; (ii) income loss coverage, (iii) comprehensive general liability insurance on an occurrence basis with limits of liability in an amount not less than $1,000,000 (One Million Dollars) combined single limit for each occurrence. The comprehensive general liability policy shall include contractual liability which includes the provisions of Article 9 herein.

On or before the Commencement Date of the Lease, Tenant shall furnish to Landlord and its Building Manager, certificates of insurance evidencing the aforesaid insurance coverage, including naming Landlord and Landlord's Building Manager or agent as additional insureds. Renewal certificates shall be furnished at least thirty (30) days prior to the expiration date of such insurance policies showing the above coverage to be in full force and effect.

All such insurance shall provide that it cannot be canceled except upon thirty (30) days prior written notice to Landlord or designated property manager or agent. Tenant shall comply with all rules and directives of any insurance board, company or agency determining rates of hazard coverage for the Premises, including but not limited to the installation of any equipment and/or the correction of any condition necessary to prevent any increase in such rates.

B. Subrogation. Landlord and Tenant each agree that neither Landlord nor Tenant will have any claim against the other for any loss, damage or injury which is covered by insurance carried by either party and for which recovery from such insurer is made, notwithstanding the negligence of either party in causing the loss. This release shall be valid only if the insurance policy in question permits waiver of subrogation or if the insurer agrees in writing that such waiver of subrogation will not affect coverage under said policy. Each party agrees to use its best efforts to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation.

C. Waiver of Claims. Except for claims arising from Landlord's intentional or grossly negligent acts that are not covered by Tenant's insurance hereunder, Tenant waives all claims against Landlord for injury or death to persons, damage to property or to any other interest of Tenant sustained by Tenant or any party claiming, through Tenant resulting from: (i) any occurrence in or upon the Premises, (ii) leaking of roofs, bursting, stoppage or leaking of water, gas, sewer or steam pipes or equipment, including sprinklers, (iii) wind, rain, snow, ice, flooding, freezing, fire, explosion, earthquake, excessive heat or cold, or other casualty, (iv) the Building, Premises, or the operating and mechanical systems or equipment of the Building, being defective, out of repair, or failing, and (v) vandalism, malicious mischief, theft or other acts of omission of any other parties including without limitation, other tenants, contractors and invitees at the Building. Subject to claims arising from Landlord's intentional or grossly negligent acts, Tenant agrees that Tenant's property loss risks shall be borne by its insurance, and Tenant agrees to look solely to and seek recovery only from its insurance carriers in the event of such losses. For purposes hereof, any deductible amount shall be treated as though it were recoverable under such policies.

                                   ARTICLE 9.

                                INDEMNIFICATION

Except for claims arising from Landlord's intentional or grossly negligent acts or for claims asserted directly by Landlord against Tenant or vice versa, Tenant shall indemnify and hold harmless Landlord and its agents, successors and assigns, including its Building Manager, from and against all injury, loss, costs, expenses, claims or damage (including attorney's fees and disbursements) to any person or property arising from, related to, or in connection with any use or occupancy of the Premises by or any act or omission (including, without limitation, construction and repair of the Premises arising out of Tenant's Work or subsequent work) of Tenant, its agents, contractors, employees, customers, and invitees, which indemnity extends to any and all claims arising form any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. This indemnification shall survive the expiration or termination of the Lease Term., for any action or proceeding brought within one (1) year of any such expiration or termination.

Landlord shall not be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Building, or by any owner or occupants of adjoining or contiguous property. Landlord shall not be liable for any injury or damage to persons or property resulting in whole or in part from the criminal activities of others. To the extent not covered by all risk property insurance, Tenant agrees to pay for all damage to the Building, as well as all damage to persons or property of other tenants or occupants thereof, caused by the negligence, fraud or willful misconduct of Tenant or any of its agents, contractors, employees, customers and invitees. Landlord shall be liable to Tenant or shall indemnify Tenant for any damage incurred by Tenant resulting from Landlord's gross negligence, fraud or willful misconduct or for any default by Landlord in the observance or performance by Landlord of any of the terms, covenants and conditions of this Lease on Landlord's part to be observed or performed and Landlord fails to cure such default within the time frames called for in this Lease or a reasonable time.

                                  ARTICLE 10.

                                CASUALTY DAMAGE

Tenant shall promptly notify Landlord or the Building Manger of any fire or other casualty to the Premises or to the extent it knows of damage, to the Building. In the event the Premises or any substantial part of the Building is wholly or partially damaged or destroyed by fire or other casualty, the Landlord will proceed to restore the same to substantially the same condition existing immediately prior to such damage or destruction unless such damage or destruction is incapable of repair or restoration within one hundred twenty
(120) days, in which event Landlord may, at Landlord's option and by written notice given to Tenant within thirty (30) days of such damage or destruction, declare this Lease terminated as of the happening of such damage or destruction. To the extent after fire or other casualty that Tenant shall be deprived of the use and occupancy of the Premises or any portion thereof as a result of any such damage, destruction or the repair thereof, providing Tenant did not cause the fire or other casualty, Tenant shall be relieved of the same ratable portion of the fixed rental hereunder as the amount of damaged or useless space in the Premises as reasonably determined by Landlord and Tenant.

                                  ARTICLE 11.

                                  CONDEMNATION

In the event of a condemnation or taking of the entire Premises by a public or quasi-public authority, this Lease shall terminate as of the date title vests in the public or quasi-public authority. In the event of a taking or condemnation of fifteen percent (15%) or more (but less than the whole) of the Building and without regard to whether the Premises are part of such taking or condemnation, Landlord may elect to terminate this Lease by giving notice to Tenant within sixty (60) days of Landlord receiving notice of such condemnation. In the event of a condemnation or taking of twenty-five percent (25%) or more of the Premises, which taking or condemnation results in (i) the Premises being no longer accessible by Tenant, or (ii) utility services no longer being provided to the Premises, either of which events prevent Tenant from operating its business in the ordinary course and if Landlord is unable to provide reasonably acceptable alternative space to Tenant within thirty (30) days from the date of the court order authorizing such condemnation or taking then Tenant may elect to terminate this Lease by giving Landlord thirty (30) days prior written notice after the thirty (30) day relocation period. All compensation awarded for any condemnation shall be the property of Landlord, whether such damages shall be awarded as a compensation for diminution in the value of the leasehold or to the fee of the Premises, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such compensation. Providing, however that in the event this Lease is terminated, Tenant shall be entitled to a separate claim available to Tenant for loss of leasehold improvements (including fixtures paid for by Tenant), the taking of Tenant's personal property and for costs of moving. Notwithstanding the foregoing to the contrary, any condemnation award to Tenant shall be available only to the extent such award is payable separately to Tenant and does not diminish the award available to Landlord or any Lender of Landlord and such award shall be limited to the amount of Rent actually paid by Tenant to Landlord for the period of time for which the award is given. Any additional portion of such award shall belong to Landlord.

                                  ARTICLE 12.

                             REPAIR AND MAINTENANCE

A. Tenant's Obligations. Tenant shall keep the Premises in good working order, repair and condition (which condition shall be neat, clean and sanitary, and free of pests and rodents) and in compliance with all Laws now or hereafter adopted pertaining to the Premises and shall diligently maintain and repair all nonstructural aspects of the Premises not included in Landlord's obligations below.

B. Landlord's Obligations. Landlord shall maintain (i) the foundations, roof, perimeter walls and exterior windows, and all structural aspects of the Building, and (ii) all nonstructural aspects of the Building which relate to the Common Areas or to more than one tenant's premises, or which no tenant of the Building is required to maintain and repair, including all systems and facilities necessary for the operation of the Building and the provision of services and utilities as required herein (except to the extent that any of the foregoing items are installed by or on behalf of, or are the property of, Tenant). Landlord shall also make any routine or ordinary necessary repairs to the Building standard mechanical, HVAC, electrical, and Plumbing systems in or servicing the Premises (the cost of which shall be included in Operating Expenses under Article 4, unless such costs are capital in nature), excluding repairs required to be made by Tenant pursuant to this Article. Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair or Landlord otherwise is aware that repairs are needed. Landlord shall have thirty (30) days in which to make such repairs or maintenance after receiving notice from Tenant or otherwise becoming aware of the need, unless such repairs or maintenance cannot be completed within such thirty (30) day period. In such case, Landlord shall diligently commence and pursue the completion of such repairs and/or maintenance within such thirty
(30) day period. If such repairs and maintenance cannot be completed with thirty (30) days or a reasonable time thereafter so long as Landlord is diligently pursuing completion of same, then Tenant's Rent shall abate commencing on the forty-fifth (45th) day after Landlord commences the repair and maintenance for each day until completion. Landlord shall make every reasonable effort to perform all such repairs or maintenance in such a manner (in its judgment) so as to cause minimum interference with Tenant and the Premises but Landlord shall not be liable to Tenant for any interruption or loss of business pertaining to such activities. Landlord shall have the right to require that any damage caused by the willful misconduct of Tenant or any of Tenant's agents, contractors, employees, invitees or customers, be paid for and performed by the Tenant (without limiting Landlord's other remedies herein).

C. General Obligations. Alterations to the Premises required from time to time to comply with applicable laws, requirements of any board of property insurance underwriters or similar entity, or reasonable requirements of Landlord's or Tenant's insurers shall be made by the party to this Lease responsible for maintaining and repairing the applicable aspect of the Premises hereunder. Notwithstanding the foregoing, in the event that Landlord is required to make any such alteration as the result of any use of the Premises by Tenant (i) which was not contemplated at the time this Lease was signed and (ii) which is not common to 50% or more of the tenants of the Building, Tenant shall reimburse Landlord upon demand for all expenses reasonably incurred by Landlord in connection therewith, plus 10% of such expenses to cover Landlord's internal administrative costs. If reasonably necessary to comply with changes in applicable laws and requirements, Landlord may take back a portion or portions of the Premises provided that the Monthly Rent and Additional Rent shall be abated in proportion to any resulting impairment of Tenant's use of the Premises; and provided further that, if such impairment (in the aggregate) exceeds impairment of Tenant's use of the Premises; and provided further that, if such impairment (in the aggregate) exceeds 5%. Tenant shall be entitle to terminate this Lease by irrevocable written notice to Landlord within 20 business days following the date of such taking. Landlord warrant to Tenant that, as of the Commencement Date, all aspects of the Premises comprising Landlord's Work, if any, shall comply with all applicable laws, with the requirements of Landlord's insurers, and with the requirements of all boards of property insurance underwriters and similar entities.

D. Signs and Obstructions. Tenant shall not obstruct or permit the obstruction of light, halls, Common Areas, roofs, parapets, stairways or entrances to the Building or the Premises and will not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Building or the Premises, including the inside or outside of the windows or doors, without the written consent of Landlord. Landlord shall have the right to withdraw such consent at any time and to require Tenant to remove any sign, projection, awning, signal or advertisement to be affixed to the Building or the Premises. If such work is done by Tenant through any person, firm or corporation not designated by Landlord, or without the express written consent of Landlord, Landlord shall have the right to remove such signs, projections, awnings, signals or advertisements without being liable to the Tenant by reason thereof and to charge the cost of such removal to Tenant as Additional Rent, payable within ten (10) days of Landlord's demand therefor.

E. Outside Services. Landlord shall provide for and Tenant shall not otherwise permit, except by a person or company reasonably satisfactory to and approved by
Landlord: (i) the extermination of vermin in, on or about the Premises; (ii) the servicing of heating, ventilating and air conditioning equipment; (iii) the collection of rubbish and trash other than in compliance with local government health requirements and in accordance with the rules and regulations established by Landlord, which shall minimally provide that Tenant's rubbish and trash shall be kept in containers located so as not to be visible to members of the public and in a sanitary and neat condition; or (iv) the window cleaning, janitorial services or similar work in the Premises.

In the remaining 180 days of the initial Lease Term or any extended term, Tenant shall permit the Landlord, the Building Manager and its authorized representatives to enter the Premises to show the Premises during Normal Business Hours of Building. Tenant shall allow the Landlord's Building Manager and its authorized agents reasonable access to the Premises to inspect the Premises and to make such repairs, improvements or additions in the Premises or in the Building of which they are a part as may be necessary or appropriate. Landlord shall make every effort to perform all such repairs, improvements and additions in such a manner (in its judgment) so as to cause minimum interference with Tenant and the Premises but so long as Landlord performs same during reasonable hours Landlord shall not be liable to Tenant for any interruption or loss of business pertaining to such activities.

                                  ARTICLE 14.

                             SURRENDER OF PREMISES

Upon the expiration of the Term, or sooner termination of the Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, normal wear and tear and damage by fire and other casualty excepted. All leasehold improvements that are not fixtures, and fixtures that can be removed by Tenant with the Premises repaired to its original condition, reasonable wear and tear excepted, such as light fixtures and HVAC equipment, wall coverings, carpeting and drapes, in or serving the Premises, whether installed by Tenant or Landlord, shall be Tenant's property. Any property not removed upon expiration of the Term, or soon termination of the Lease, shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord at Tenant's expense free of any and all claims of Tenant, as Landlord shall desire. All property not removed from the Premises by Tenant may be handled or stored by Landlord at Tenant's expense and Landlord shall not be liable for the value, preservation or safekeeping thereof. At Landlord's option all or part of such property may be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. The Tenant hereby waives to the maximum extent allowable the benefit of all laws now or hereafter in force in this state or elsewhere exempting property from liability for rent or for debt.

                                  ARTICLE 15.

                                  HOLDING OVER

Tenant shall pay Landlord 200% of the amount of Rent then applicable prorated on a per diem basis for each day Tenant shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Landlord on account thereof. The foregoing provisions shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain bound to comply with all provisions of this Lease until Tenant vacates the Premises) and Landlord shall have the right at any time thereafter to enter and possess the Premises and remove all property and persons therefrom.

                                  ARTICLE 16.

                           SUBLETTING AND ASSIGNMENT

Tenant shall not, without the prior written consent of Landlord (which shall not be unreasonably withheld so long as such proposed replacement tenant meets the criteria, in Landlord's sole discretion, as set forth below), endorsed thereon, list the Premises or any part thereof as available for assignment or sublease with any broker or agent or otherwise advertise, post, communicate or solicit prospective assignees or subtenants through any direct or indirect means, nor assign this Lease or any interest thereunder, or sublet Premises or any part thereof, or permit the use of Premises by any party other than Tenant. In the event that during the term of this Lease, Tenant desires to sublease and introduces Landlord to a proposed replacement tenant for Tenant, which replacement tenant is of financial strength at least equal to that of Tenant (as determined by Landlord in its reasonable discretion) and has a use for Premises and a number of employees reasonably consistent with that of Tenant's operation, the Landlord may consider such replacement tenant and promptly notify Tenant as to Landlord's choice, at Landlord's sole discretion, of the following:

(1) That Landlord consents to a subleasing of Premises to such replacement tenant provided that Tenant shall remain fully liable for all of its obligations and liabilities under this Lease and provided further that Landlord shall be entitled to any profit obtained by Tenant from such subletting or assignment; or;

(2) That upon such replacement tenant's entering into a mutually satisfactory new Lease for the Premises with Landlord, then Tenant shall be released from all further obligations and liabilities under this Lease (excepting only unpaid rentals or any unperformed covenants then past due under this Lease or any guarantee by Tenant of replacement tenant's obligations); or

(3) That Landlord declines to consent to such sublease or assignment due to failure to adequately establish the proposed replacement Tenant's financial strength and proposed use of and operations upon Premises. Tenant shall submit or cause to be submitted audited financial statements or financial statements certified by an executive officer or general partner of the proposed subtenant or assignee in order to validate such entity's financial strength.

Without the prior written consent of Landlord, Tenant may not assign any options to sublessee(s) or assignee(s) hereunder, all such options being deemed personal to Tenant only. Consent by Landlord hereunder shall in no way operate as a waiver by Landlord of, or to release or discharge Tenant from, any liability under this Lease or be construed to relieve Tenant from obtaining Landlord's consent to any subsequent assignment, subletting, transfer, use of occupancy.

                                  ARTICLE 17.

               SUBORDINATION, ATTORNMENT AND MORTGAGEE PROTECTION

Subject to Tenant receiving and executing a satisfactory subordination, nondisturbance and attornment agreement from a proposed Lender ("SNDA"), this Lease shall be subject and subordinate to all Mortgages now or hereafter placed upon the Building, and all other encumbrances and matters of public record applicable to the Building, including without limitation, any reciprocal easement or operating agreements, covenants, conditions and restrictions and Tenant shall not act or permit the Premises to be operated in violation therefore. Subject to Tenant's receipt and execution of a satisfactory SNDA, if any foreclosure or power of sale proceedings initiated by any Lender or a deed in lieu is granted (or if any ground lease is terminated), Tenant agrees, upon written request of any such Lender or any purchaser at such foreclosure sale, to attorn and pay Rent to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment. In the event of attornment, no Lender shall be: (i) liable for any act or omission of Landlord, or subject to any offsets or defenses which Tenant might have against Landlord (prior to such Lender becoming Landlord under such attornment), (ii) liable for any security deposit or bound by any prepaid Rent not actually received by such Lender, or (iii) bound by any future modification of this Lease not consented to by such Lender who becomes Landlord. Any Lender may elect to make this Lease prior to the lien of its Mortgage, and if the Lender under any prior Mortgage shall require, this Lease shall be prior to any subordinate Mortgage; such elections shall be effective upon written notice to Tenant. Provided Lender has given its address for notices to Tenant, Tenant agrees to give any Lender by certified mail, return receipt requested, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of any assignment of leases, or otherwise) of the name and address of such Lender. Tenant further agrees that if Landlord shall have failed to cure such default within the time permitted Landlord for cure under this Lease, any such Lender whose address has been so provided to Tenant shall have an additional period of thirty (30) days in which to cure (or such additional time as may be required due to causes beyond such Lender's control, including time to obtain possession of the Building by power of sale or judicial action or deed in lieu of foreclosure). The provisions of this Article shall be self-operative; however, Tenant shall execute such documentation as Landlord or any Lender may request from time to time in order to confirm the matters set forth in this
Article in recordable form. To the extent not expressly prohibited by Law, Tenant waives the provisions of any Law now or hereafter adopted which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease or Tenant's obligations hereunder if such foreclosure or power of sale proceedings are initiated, prosecuted or completed.

                                  ARTICLE 18.

                              ESTOPPEL CERTIFICATE

Tenant shall from time to time, upon written request by Landlord or Lender, deliver to Landlord or Lender, within ten (10) days after from receipt of such request, a statement in writing on a form prepared by Landlord and/or Lender and delivered with any such written request certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect); (ii) the dates to which the Rent has been paid;
(iii) that Landlord is not in default under any provision of this Lease (or if Landlord is in default, specifying each such default); and, (iv) the address to which notices to Tenant shall be sent; it being understood that any such statement so delivered may be relied upon in connection with any lease, mortgage or transfer.

Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that: (i) this Lease is in full force and effect and not modified except as Landlord may represent; (ii) not more than one month's Rent has been paid in advance; (iii) there are no defaults by Landlord; and, (iv) notices to Tenant shall be sent to Tenant's Address as set forth in Article 1 of this Lease. Notwithstanding the presumptions of this Article, Tenant shall not be relived of its obligation to deliver said statement.

                                  ARTICLE 19.

                                    DEFAULTS

If Tenant: (i) fails to pay within five (5) days of the date due any installment or other payment of Rent, or to keep in effect any insurance required to be maintained; or (ii) becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary bankruptcy or any involuntary petition in bankruptcy is filed against Tenant which petition is not dismissed within sixty (60) days of its filing, or (iv) fails to perform or observe any of the other covenants, conditions or agreements contained herein on Tenant's part to be kept or performed and such failure shall continue for thirty (30) days after notice thereof given by or on behalf of Landlord, or (v) if the interest of Tenant shall be offered for sale or sold under execution or other legal process if Tenant makes any transfer, assignment, conveyance, sale, pledge, disposition of all or a substantial portion of Tenant's property, then any such event or conduct shall constitute a "default" hereunder. Should
Tenant vacate or abandon the Premises at any time during the initial Lease Term or any extension thereof and cease paying Rent, then Landlord shall have all rights and remedies provided for in this Lease and at law. Should Tenant continue paying Rent in accordance with the terms of this Lease, then Landlord shall have the right to market, show and re-lease the Premises or any portion thereof to another Tenant. Landlord shall give Tenant no less than thirty (30) days written notice prior to re-letting the Premises or any portion thereof to another tenant and Tenant shall have such thirty (30) day period in which to remove all of its personal property and to repair any and all damage to the Premises or any portion thereof being leased. Tenant shall deliver the Premises or such portion to landlord in its original condition, reasonable wear and tear excepted. Landlord's leasing of a portion of the Premises only shall not release Tenant from its obligations hereunder to continue to pay Rent for the remaining portion of the Premises not leased. Rent shall be prorated based on the amount of the Premises remaining to be leased.

If Tenant shall file a voluntary petition pursuant to the United States Bankruptcy Reform Act of 1978, as the same may be from time to time be amended (the "Bankruptcy Code"), or take the benefit of any insolvency act or be dissolved, or if an involuntary petition be filed against Tenant pursuant to the Bankruptcy Code and said petition is not dismissed within thirty (30) days after such filing, or if a receiver shall be appointed for its business or its assets and the appointment of such receiver is not vacated within thirty (30) days after such appointment, or if it shall make an assignment for the benefit of its creditors, then Landlord shall have all of the rights provided for in the event of nonpayment of the Rent.

                                  ARTICLE 20.

                              REMEDIES OF LANDLORD

The remedies provided Landlord under this Lease are cumulative.

(a) Upon the occurrence of any default, Landlord may serve notice on Tenant that the Term and the estate hereby vested in Tenant and any and all other rights of Tenant hereunder shall cease on the date specified in such notice and on the specified date this Lease shall cease and expire as fully and with the effect as if the Term had expired for passage of time.

(b) Without terminating this Lease in case of a default or if this Lease shall be terminated for default as provided herein, Landlord may re-enter the Premises, remove Tenant, or cause Tenant to be removed from the Premises in such manner as Landlord may deem advisable, with legal process in accordance with all applicable laws, and using such reasonable force as may be necessary. In the event of re-entry without terminating this Lease, Tenant shall continue to be liable for all rents and other charges accruing or coming due under this Lease.

(c) If Landlord, without terminating this Lease, shall re-enter the Premises or if this Lease shall be terminated as provided in paragraph (a) above:

   (i) All Rent due from Tenant to Landlord shall thereupon become due and shall be paid up to the time of re-entry, dispossession or expiration, together with reasonable costs and expenses (including, without limitation, attorney's fees) of Landlord;

   (ii) Landlord, without any obligation to do so, may re-let the Premises or any part thereof for a term or terms which may be at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions in re-letting as Landlord, in the exercise of its reasonable business judgment, deems desirable. In connection with such re-letting, Tenant shall be liable for all costs of the re-letting including, without limitation, free rent, leasing commissions, legal fees and alteration and remodeling costs;

   (iii) If Landlord shall have terminated this Lease, Tenant shall also be liable to Landlord for all damages provided for in law and under this Lease resulting from Tenant's breach including, without limitation, the difference between the aggregate rentals reserved under the terms of this Lease for the balance of the Term together with all other sums payable hereunder as Rent for the balance of the Term, less the fair rental value of the Premises for that period determined as of the date of such termination. For purposes of this paragraph, tenant shall be deemed to include any guarantor or surety of the Lease.

(d) In addition to the above, Landlord shall have any and all other rights provided a Landlord under law or equity for breach of a lease or tenancy by a Tenant.

                                  ARTICLE 21.

                                QUIET ENJOYMENT

Landlord covenants that subject to the conditions and limitations set forth in this Lease, Tenant, upon paying the Rent and performing all of its other obligations under this Lease, shall peacefully and quietly have, hold and enjoy the Premises throughout the Term or until this Lease is otherwise terminated as herein provided.

                                  ARTICLE 22.

                            ACCORD AND SATISFACTION

No payment by Tenant or receipt by Landlord of an amount less than full payment of rent then due and payable shall be deemed to be other than on account of the Rent then due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

                                  ARTICLE 23.

                                SECURITY DEPOSIT

To secure the faithful performance by Tenant of all of the covenants, conditions and agreements set forth in this Lease to be performed by it, including, without limitation, foregoing such covenants, conditions and agreements in this Lease which become applicable upon its termination by re-entry or otherwise, Tenant has deposited with Landlord the sum shown in Article 1 as a "Security Deposit" on the understanding:

     (a) that the Security Deposit or any portion thereof may be applied to any default that may exist, without prejudice to any other remedy or remedies which the Landlord may have on account thereof, and upon such application Tenant shall pay Landlord on demand the amount of the Security Deposit so applied which shall be added to the remaining Security Deposit so the same will be restored to its original amount;

     (b) that should the Premises be conveyed by Landlord, the Security Deposit or any balance thereof may be turned over to the Landlord's grantee, and if the same be turned over as aforesaid, Tenant hereby releases Landlord from any and all liability with respect to the Security Deposit and its application or return, and Tenant agrees to look solely to such grantee for such application or return; and,

     (c) that Landlord may commingle the Security Deposit with other funds and not be obligated to pay Tenant any interest;

     (d) that other than as may be applied by Landlord against any rent then due, the Security Deposit shall not be considered as advance payment of Rent or a measure of damages for any default by Tenant, nor shall it be a bar or defense to any actions by Landlord against Tenant;

     (c) that if Tenant shall faithfully perform all of the covenants and agreements contained in this Lease on the part of the Tenant to be performed, the Security Deposit or any then remaining balance thereof, shall be returned to Tenant, without interest, within thirty (30) days after the expiration of the Term. Tenant further covenants that it will not assign or encumber the money deposited herein as a Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                                  ARTICLE 24.

                              BROKERAGE COMMISSION

Landlord and Tenant represent and warrant to each other that neither has dealt with any broker, finder or agent except for the Broker(s) identified in Article
1. Landlord and Tenant represent and warrant to each other that (except with respect to the Broker identified in Article 1 and with whom Landlord has entered into a separate brokerage agreement) no broker, agent, commission salesperson, or other person has represented Tenant or Landlord in the negotiations for and procurement of this Lease and of the Premises and that no commissions, fees, or compensation of any kind are due and payable in connection herewith to each other any broker, agent commission salesperson, or other person. Tenant and Landlord agree to indemnify and hold harmless from any and all claims, suits, or judgments (including, without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims, suits, or judgments, or in connection with the enforcement of this indemnity) for any fees, commissions, or compensation of any kind which arise out of or are in any way connected with any claimed agency relationship not referenced in Article 1.

                                  ARTICLE 25.

                                 FORCE MAJEURE

Landlord shall be excused for the period of any delay in the performance of any obligation hereunder when prevented from so doing by a cause or causes beyond its control, including all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing, or through acts of God. Tenant shall similarly be excused for delay in the performance of any obligation hereunder; provided:

(a) nothing contained in this Section or elsewhere in this Lease shall be deemed to excuse or permit any delay in the payment of the Rent, or any delay in the cure of any default which may be cured by the payment of money unless Tenant is prevented by any of the foregoing events from operating its business in the ordinary course or is denied access to the Premises;

(b) no reliance by Tenant upon this Section shall limit or restrict in any way Landlord's right of self-help as provided in this Lease; and

(c) Tenant shall not be entitled to rely upon this Section unless it shall first have given Landlord notice of the existence of any force majeure preventing the performance of an obligation of Tenant within five days after the commencement of the force majeure.

                                  ARTICLE 26.

                                    PARKING

     (a) Landlord hereby grants to Tenant the right to use the Parking Spaces as identified in Article 1 and shown on Exhibit A. Landlord, at its sole election, may designate the types and locations of said Parking Spaces and Landlord shall have the right, at Landlord's sole election, to change said types and locations from time to time; provided, however, such designation shall be uniformly applied and shall not unfairly favor any tenant in the Building.

     (b) Tenant shall not pay a Parking Fee during the initial Term of this Lease. However, during any extensions, Landlord shall be entitled to charge a Parking Fee to Tenant if other buildings in the area of the Building are charging parking fees for comparable space. If Landlord charges such a Fee during any extension, Tenant shall pay Landlord a Parking Fee, as Additional Rent, payable monthly in advance with the Monthly Rent. Thereafter, and throughout the extension Term, the parking rate for each type of parking space provided to Tenant hereunder shall be the prevailing parking rate, as Landlord may designate from time to time, at Landlord's sole election, for each such type of parking space. In addition to the right reserved hereunder by Landlord to designate the parking rate from time to time, Landlord shall have the right to change the parking rate at any time to include therein any amounts levied, assessed, imposed or required to be paid to any governmental authority on account of the parking of motor vehicles, including all sums required to be paid pursuant to transportation controls imposed by the Environmental Protection Agency under the Clean Air Act of 1970, as amended, or otherwise required to be paid by any governmental authority with respect to the parking, use, or transportation of motor vehicles, or the reduction or control of motor vehicle traffic, or motor vehicle pollution.

     (c) If requested by Landlord, Tenant shall notify Landlord of the license plate number, year, make and model of the automobiles entitled to use the Parking Spaces and if requested by Landlord, such automobiles shall be identified by automobile window stickers provided by landlord, and only such designated automobiles shall be permitted to use the Parking Spaces. if Landlord institutes such an identification procedure, Landlord may provide additional parking spaces for use by customers and invitees of Tenant on a daily basis at prevailing parking rates, if any, are being charged as set forth in (b) above. At Landlord's sole election, Landlord may make validation stickers available to Tenant for any such additional parking spaces, provided, however, if Landlord makes validation stickers available to any other tenant in the Building, Landlord shall make such validation stickers available to Tenant.

     (d) The Parking Spaces and additional parking spaces provided for herein are provided solely for the accommodation of Tenant, its customers and invitees, and Landlord assumes no responsibility or liability of any kind whatsoever from whatever cause with respect to the automobile parking areas, including adjoining streets, sidewalks, driveways, property and passageways, or the use thereof by Tenant or tenant's employees, customers, agents, contractors or invitees.

                                  ARTICLE 27.

                              HAZARDOUS MATERIALS

A. Definition of Hazardous Materials. The term "Hazardous Materials" for purposes hereof shall mean any chemical, substance, materials or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, materials or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of a materials safety data sheet ("MSDS").

B. No Hazardous Materials. Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any Hazardous Materials. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within the Premises of Hazardous Materials customarily used in the business or activity expressly permitted to be undertaken in the Premises under Article 6, provided:
(a) such Hazardous Materials shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises and the ordinary course of Tenant's business therein, strictly in accordance with applicable Law, highest prevailing standards, and the manufacturers' instructions therefor, (b) such Hazardous Materials shall not be disposed of, released or discharged in the Building, and shall be transported to and from the Premises in compliance with all applicable Laws, and as Landlord shall reasonably require, (c) if any applicable Law or Landlord's trash removal contractor requires that any such Hazardous Materials be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant's expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and (d) any remaining such Hazardous Materials shall be completely, properly and lawfully removed from the Building upon expiration or earlier termination of this Lease.

C. Notices to Landlord. Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Materials on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party relating to any loss or injury resulting from any Hazardous Materials on the Premises,
(iii) any release, discharge or nonroutine, improper or unlawful disposal or transportation of any Hazardous Materials on or from the Premises or in violation of this Article, and (iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Materials on the Premises. Landlord shall have the right (but no obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list, certified to be true and complete, identifying any Hazardous Materials then used, stored, or maintained upon the Premises, the use and approximate quantity of each such materials, a copy of any MSDS issued by the manufacturer therefor, and such other information as Landlord may reasonably require or as may be required by Law. Landlord shall also provide written notice to Tenant of any presence, release, or discharge of any Hazardous Materials affecting the Premises.

D. Indemnification of Landlord. If any Hazardous Materials are released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents, invitees or contractors, on or about the Building in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Laws clean up, remediate and remove the Hazardous Materials from the Building and any other affected property and clean or replace any affected personal property (whether or not owned by landlord), at Tenant's expense (without limiting Landlord's other remedies therefore).
Tenant shall further be required to indemnify and hold Landlord, Landlord's directors, officers, employees and agents harmless from and against any and all claims, demands, liabilities, losses, damages, penalties and judgments directly or indirectly arising out of or attributable to a violation of the provisions of this Article by Tenant, Tenant's occupants, employees, contractors or agents. Any clean up, remediation and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by landlord. If Landlord or any Lender or governmental body arranges for any tests or studies showing that this Article has been violated, Tenant shall pay for the costs of such tests. The provisions of this Article shall survive the expiration or earlier termination of this Lease. Landlord shall be responsible, but only to the extent required by applicable federal or state Laws, to clean up or cause the clean up of any release or discharge of Hazardous Materials in the Premises. Should the Premises and/or the Building not be accessible due to any enforcement, cleanup or other regulatory action pertaining to any release or discharge of Hazardous Materials not caused by Tenant, or any of its employees, agents, invitees or contractors, then Rent shall abate for each day the Premises and/or the Building is not accessible.

                                  ARTICLE 28.

                     ADDITIONAL RIGHTS RESERVED BY LANDLORD

In addition to any other rights provided for herein, Landlord reserves the following rights exercisable without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim:

     (a) To name the Building and to change the name or street address of the Building;

     (b) To install and maintain all signs on the exterior and interior of the Building;

     (c)      To designate all sources furnishing sign painting and lettering;

     (d) During the last ninety (90) days of the Term, if Tenant has vacated the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, without affecting Tenant's obligation to pay Rent for the Premises;

     (e) To have pass keys to the Premises and all doors therein, excluding Tenant's vaults and safes;

     (f) On reasonable prior notice to Tenant, to exhibit the Premises to any prospective purchaser, Lender, mortgagee, or assignee of any mortgage on the Building or Land and to others having an interest therein at any time during the Term, and to prospective tenants during the last six months of the Term;

     (g) To take any and all reasonable measures, including entering the Premises for the purpose of making inspections, repairs, alterations, additions and improvements to the Premises or to the Building (including for the purpose of checking, calibrating, adjusting and balancing controls and other parts of the Building Systems), as may be necessary or desirable for the operation, improvement, safety, protection or preservation of the Premises or the Building, or in order to comply with all Laws, orders and requirements of governmental or other authority, or as may otherwise be permitted or required by this Lease; provided, however, that Landlord shall use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises;

     (h) To relocate various facilities within the Building and on the land of which the Building is a part if Landlord shall determine such relocation to be in the best interest of the development of the Building and Property, provided that such relocation shall not materially restrict access to or enjoyment of the Premises; and

     (i) To install vending machines of all kinds in the Premises and the Building and to receive all of the revenue derived therefrom, provided, however, that no vending machines shall be installed by Landlord in the Premises unless Tenant so requests.

                                  ARTICLE 29.

                                 DEFINED TERMS

A. "Building" shall refer to the Building named in Article 1 of which the leased Premises are a part (including all modifications, additions and alterations made to the Building during the term of this Lease), the real property on which the same is located, all plazas, common areas and any other areas located on said real property and designated by Landlord for use by all tenants in the Building. A plan showing the Building is attached hereto as Exhibit A and made a part hereof and the Premises is defined in Article 2 and shown on said Exhibit A by cross-hatched lines.

B. "Common Areas" shall mean and include all areas, facilities, equipment, directories and signs of the Building (exclusive of the Premises and areas leased to other Tenants) made available and designated by Landlord for the common and joint use and benefit of Landlord, Tenant and other tenants and occupants of the Building including, but not limited to, lobbies, public washrooms, hallways, sidewalks, parking areas, landscaped areas and service entrances. Common Areas may further include such areas in adjoining properties under reciprocal easement agreements, operating agreements or other such agreements now or hereafter in effect and which are available to Landlord, Tenant and Tenant's employees and invitees. Landlord reserves the right in its sole discretion and from time to time, to construct, maintain, operate, repair, close, limit, take out of service, alter, change, and modify all or any part of the Common Areas.

C. "Default Rate" shall mean fourteen percent (14%) per annum, or the highest rate permitted by applicable law, whichever shall be less.

D.  "Hazardous Materials" shall have the meaning set forth in Article 27.

E. "Landlord" and "Tenant" shall be applicable to one or more parties as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several. Fro purposes of any provisions indemnifying or limiting the liability of Landlord, the term "Landlord" shall include Landlord's present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, affiliates, successors and assigns.

F. "Law" or "Laws" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are binding precedents in the state in which the Building is located, and decisions of federal courts applying the Laws of such state.

G. "Lease" shall mean this lease executed between Tenant and Landlord, including any extensions, amendments or modifications and any Exhibits attached hereto.

H. "Lease Year" shall mean each calendar year or portion thereof during the Term, and any initial or final partial calendar years shall be "Partial Lease Years".

I. "Lender" shall mean the holder of a Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessee.

J. "Mortgage" shall mean all mortgages, deeds of trust, ground leases and other such encumbrances now or hereafter placed upon the Building or any part thereof with the written consent of Landlord and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

K. "Operating Expenses" shall mean all reasonable operating expenses of any kind or nature which are necessary, ordinary or customarily incurred in connection with the operation, maintenance or repair of the Building as reasonably determined by Landlord.

Operating Expenses shall include, but not be limited to:

      1.1 all real property taxes and assessments levied against the Building by any governmental or quasi-governmental authority. The foregoing shall include all federal, state, county, or local governmental, special district, improvement district, municipal or other political subdivision taxes, fees, levies, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, respecting the Building, including without limitation, real estate taxes, general and special assessments, interest on any special assessments paid in installments, transit taxes, water and sewer rents, taxes based upon the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, appurtenances, furniture and other personal property used in connection with the Building which Landlord shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority except as 31 provided below). Provided, however, any taxes which shall be levied on the rentals of the Building shall be determined as if the Building were Landlord's only property, and provided further that in no event shall the term "taxes or assessment," as used herein, include any net federal or state income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes. Such term shall, however, include gross taxes on rentals, if any. Expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any such taxes or assessments shall be included in such computations. All of the preceding clause K (1.1) is collectively referred to as the "Tax" or "Taxes".

      1.2 all "assessments", including so-called special assessments, levy, charge, or tax imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage, or other improvement or special district thereof, against the Premises of the Building or any legal or equitable interest of Landlord therein. For the purposes of this lease, any special assessments shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid. If as of the Commencement Date the Building has not been fully assessed as a completed project, for the purpose of computing the Operating Expenses for any adjustment required herein or under Article 4, the Tax shall be adjusted by Landlord, as of the date on which the adjustment is to be made, to reflect full completion of the Building including all standard Tenant finish work if the method of taxation of real estate prevailing to the time of execution hereof shall be, or has been altered, so as to cause the whole or any part of the taxes now, hereafter or theretofore levied, assessed or imposed on real estate to be levied, assessed or imposed on Landlord, wholly or partially, as a capital levy or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the Building shall be included within the term real estate taxes, except that the same shall not include any enhancement of said tax attributable to other income of Landlord.

      1.3 reasonable costs of supplies, including, but not limited to, the cost of relamping all Building standard lighting as the same may be required from time to time;

      1.4 reasonable costs incurred in connection with obtaining and providing energy for the Building, including, but not limited to, costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources;

      1.5  reasonable costs of water and sanitary and storm drainage services;

      1.6  reasonable costs of janitorial and security services;

      1.7 reasonable costs of general maintenance and repairs, including costs under HVAC and other mechanical maintenance contracts and maintenance, repairs and replacement of equipment and tools used in connection with operating the Building;

      1.8  reasonable costs of maintenance and replacement of landscaping;

      1.9 insurance premiums, including fire and all-risk coverage, together with loss of rent endorsements, the part of any claim required to be paid under the deductible portion of any insurance polices carried by Landlord in connection with the Building (where Landlord is unable to obtain insurance without such deductible from a major insurance carrier at reasonable rates), public liability insurance and any other insurance carried by Landlord on the Building, or any component parts thereof (all such insurance shall be in such amounts as may be required by any holder of a Mortgage or as Landlord may reasonably determine);

     1.10 labor costs, including wages and other payments, costs to Landlord of worker's compensation and disability insurance, payroll taxes and welfare fringe benefits.

     1.11 reasonable and ordinary professional building management fees required for management of the Building;

     1.12 reasonable legal, accounting, inspection, and other consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or to reasonably improve the operation, maintenance or state of repair of the Building) incurred in the ordinary course of operating the Building or in connection with making the computations required hereunder or in any audit of operations of the Building; but shall not include any of the foregoing fees incurred by Landlord in any tenant litigation matter;

     1.13 the costs of improvements or structural repairs or replacements made in or to the Building in order to conform to changes, subsequent to the date of this Lease, in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Building (herein "Required Improvements") or the costs incurred by Landlord to install a new or replacement item for the purpose of reducing Operating Expenses (herein "Cost savings Improvements"), and a reasonable reserve for all other improvements and structural repairs and replacements reasonably necessary to permit Landlord to maintain the Building in its current class. The expenditures for Required Improvements and Cost Savings Improvements shall be amortized over the useful life of such improvement or structural repair or replacement (as determined by Landlord). All costs so amortized shall bear interest on the amortized balance at the rate of twelve percent(12%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing improvements. However, such Cost Savings Improvements will not be passed through to the Tenant if same do not reduce Operating Expenses.

In making any computations contemplated hereby, Landlord shall also be permitted to make such adjustments and modifications to the provisions of this paragraph and Article 4 as shall be reasonable and necessary to achieve the intention of the parties hereto.

L.     "Rent" shall have the meaning specified therefor in Article 3.

M.     "Tax" or "Taxes" shall have the meaning set forth in Article 29(K)(1.1).

All other capitalized terms shall have the definition set forth in the Lease.

                                  ARTICLE 30.

                            MISCELLANEOUS PROVISIONS


A.     RULES AND REGULATIONS.

Tenant shall comply with all of the rules and regulations promulgated by Landlord from time to time for the Building. A copy of the current rule and regulations is attached hereto as Exhibit D.

B.     EXECUTION OF LEASE.

If more than one person or entity executes this Lease as Tenant, each such person or entity shall be jointly and severally liable for observing and performing each of the terms, covenants, conditions and provisions to be observed or performed by Tenant.

C. NOTICES.

All notices under this Lease shall be in writing and will be deemed sufficiently given for all purposes if, to Tenant, by delivery to Tenant at the Premises during the hours the Building is open for business or by certified mail, return receipt requested or by overnight delivery service (with one acknowledged receipt), to Tenant at the address set forth below, and if to Landlord, by certified mail, return receipt requested or by overnight delivery service (with one acknowledged receipt), at the addresses set forth below.

     Landlord: at address shown in Article 1.

     with an additional copy to Building Manager at address shown in Article 1.

     Tenant: at address shown in Article 1.

     with copy to: Jon Joseph, c/o Mego Financial Corp., 4310 Paradise Rd., Las Vegas, NV 89109.

If any alleged default on the part of the Landlord hereunder occurs, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any Mortgage whose address Tenant has been notified in writing, and shall afford such Mortgage holder a reasonable opportunity to cure any alleged default on Landlord's behalf.

D. TRANSFERS.

The term "Landlord" appearing herein shall mean only the owner of the Building from time to time and, upon a sale or transfer of its interest in the Building, the then Landlord and transferring party shall have no further obligations or liabilities for matters accruing after the date of transfer of that interest and Tenant, upon such sale or transfer, shall look solely to the successor owner and transferee of the Building for performance of Landlord's obligations hereunder.

E. SHORING.

If any excavation or construction is made adjacent to, upon or within the Building, or any part thereof, Tenant shall subject to the receipt of a written request stating the proposed date (s) and time(s) of such excavation or construction, afford to any and all persons causing or authorized to cause such excavation or construction license to enter upon the Premises for the purpose of doing such work as such persons shall deem necessary to preserve the Building or any portion thereof from injury or damage and to support the same by proper foundations, braces and supports, so long as it does not interfere with Tenant's reasonable business use of the Premises.

F. RELATIONSHIP OF THE PARTIES.

Nothing contained in this Lease shall be construed by the parties hereto, or by any third party, as constituting the parties as principal and agent, partners or joint ventures, nor shall anything herein render either party (other than a guarantor) liable for the debts and obligations of any other party, it being understood and agreed that the only relationship between Landlord and tenant is that of Landlord and Tenant.

G. ENTIRE AGREEMENT: MERGER.

This Lease and all exhibits hereto embodies the entire agreement and understanding between the parties respecting the Lease and the Premises and supersedes all prior negotiations; agreements and understanding between the parties, all of which are merged herein. No provision of this Lease may be modified, waived or discharged except by an instrument in writing signed by the party against which enforcement of such modification, waiver or discharge is sought.

H. NO REPRESENTATION BY LANDLORD.

Neither Landlord nor any agent of Landlord has made any representations, warranties, or promises with respect to the Premises or the Building except as expressly set forth herein.

I. LIMITATION OF LIABILITY.

Notwithstanding any provision in this Lease to the contrary, under no circumstances shall Landlord's liability or that of its directors, officer, employees and agents for failure to perform any obligations arising out of or in connection with the Lease or for any breach of the terms or conditions of this Lease (whether written or implied) exceed the greater of $50,000 or Landlord's equity interest in the Building. Any judgments rendered against Landlord shall be satisfied solely out of proceeds of sale of Landlord's interest in the Building. No personal judgment shall lie against Landlord upon extinguishment of its rights in the Building and any judgments so rendered shall not give rise to any right of execution or levy against Landlord's assets. The provisions hereof shall inure to Landlord's successors and assigns including any Lender. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant's rights to obtain injunctive relief or specific performance or other remedy which may be accorded Tenant by law or under this Lease. If Tenant claims or asserts that Landlord has violated or failed to perform a covenant under the Lease, Tenant's sole remedy shall be an action for specific performance, declaratory judgment or injunction and in no event shall Tenant be entitled to any money damages in any action or by way of set off, defense or counterclaim and Tenant hereby specifically waives the right to any money damages or other remedies.

J. MEMORANDUM OF LEASE.

At the request of either party, the other will execute a memorandum of lease in recordable form setting forth such provisions of this Lease as Landlord deems desirable and as may be required by law in order to permit the recording of the form in the appropriate public office. The party recording the memorandum of Lease shall pay for the cost of recordation.

K. NO WAIVERS: AMENDMENTS.

Failure of Landlord to insist upon strict compliance by Tenant of any condition or provision of this Lease shall not be deemed a waiver by Landlord of that condition. No waiver shall be effective against Landlord unless in writing and signed by Landlord. Similarly, this Lease cannot be amended except by a writing signed by Landlord and Tenant.

L. SUCCESSORS AND ASSIGNS.

The conditions, covenants and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

M. GOVERNING LAW.

This Lease shall be governed by the law of the State where the Building is located.

N. EXHIBITS.

All exhibits attached to this Lease are a part hereof and are incorporated herein by reference and all provisions of such exhibits shall constitute agreements, promises and covenants of this Lease.

O. CAPTIONS.

The captions and headings used in this Lease are for convenience only and in no way define or limit the scope, interpretation or content of this Lease.

P. COUNTERPARTS.

This Lease may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Lease with the Exhibits attached hereto as of the day and year first written above.


                               LANDLORD:
                               MASSACHUSETTS MUTUAL LIFE INSURANCE
                               COMPANY

                               By:
                                    CORNERSTONE REAL ESTATE ADVISERS,
                                    INC.
                                    Its Authorized Agent

                                          By:  /s/ William F. Runge
------------------------------               -----------------------------
Witness                                       Witness  William F. Runge
                                                 Vice President

                                          Date:_____________________________

                               TENANT:
                               MEGO MORTGAGE CORPORATION



                                          By: /s/ James L. Belter
------------------------------               ------------------------------
Witness                                   Name Printed:  James L. Belter
                                          Title: Executive Vice President
                                          Date:_____________________________



                            SECRETARY'S CERTIFICATE

I, Robert V. Bellacosa, Assistant Secretary of MEGO MORTGAGE CORPORATION, Tenant, hereby certify that the officer executing the foregoing Lease on behalf of Tenant is duly authorized to act on behalf of and bind the Tenant.


(Corporate Seal)                             /s/
                                          ------------------------------
                                          Assistant Secretary



                                          Date:______________________________

                                   EXHIBIT B

                                Landlord's Work


See Special Stipulations Nos. 2 and 3.

                                   EXHIBIT C

                                 Tenant's Work

None.

                                   EXHIBIT D

                        Building's Rule and Regulations

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant.

2. No awnings or other projection shall be attached to the outside walls or windows of the Building without the prior consent of Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises demised to any tenant or occupant, without the prior consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in a manner, approved by Landlord.

3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant of the Building without the prior consent of Landlord. Interior signs on doors and directory tables, if any, shall be of a size, color and style approved by Landlord.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on any window sills.

5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other public parts of the Building.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible, explosive or hazardous fluid, materials, chemical or substance in or about the premises demised to such tenant.

7. Other than for Landlord's work, no tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant or occupant. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of Landlord, and as Landlord may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in a manner approved by Landlord.

8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises demised to any tenant. No cooking (except with microwave oven) shall be done or permitted in the Building by any tenant without the approval of the Landlord. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

9. No space in the Building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods, or property of any kind at auction, without the prior consent of Landlord.

10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or window.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, no shall any changes be made in locks or the mechanism thereof. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant.

12. All removals from the Building, or the carrying in or out of the Building or the premises demised to any tenant, of any safes, freight, furniture or bulky matter of any description must take place at such time and in such manner as Landlord or its agents may determine, from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Rules and Regulations or the provisions of such tenant's lease.

13. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or to a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for day laborers giving an address at the Building. Tenant may advertise for employees (such as secretaries, receptionists, executives or other office employees).

14. No tenant or occupant shall purchase spring water, ice, food, beverage, lighting maintenance, cleaning towels or other like service, from any company or person not approved by Landlord. No vending machines of any description shall be installed, maintained or operated upon the premises demised to any tenant without the prior consent of Landlord, which shall not be unreasonably withheld.

15. Landlord shall have the right to prohibit any advertising by any tenant or occupant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from Landlord, such tenant or occupant shall refrain from or discontinue such advertising.

16. Landlord reserves the right to exclude from the Building, between the hours of 6:00 P.M. and 8:00 A.M. on business days and at all hours on Saturdays, Sundays and holidays, all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests such passes. Each tenant shall be responsible for all persons for whom it requests such passes and shall be liable to Landlord for all acts of such persons.

17. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and all windows closed. Corridor doors, when not in use, shall be kept closed.

18. Landlord shall, at its expense, provide artificial light in the premises for Landlord's agents, contractors, and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

19. No premises shall be used, or permitted to be used for lodging or sleeping, or for any immoral or illegal purposes.

20. The requirements of tenants will be attended to only upon written notice to Landlord or application at the office of Landlord. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, and work outside of their regular duties, unless under specific instructions from the office of Landlord.

21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

22. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight, or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Landlord may require.

23. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord.

24. No premises shall be used, or permitted to be used, at any time, without the prior approval of Landlord, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootlack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

25.  No tenant shall clean any window in the building from the outside.

26. No tenant shall move, or permit to be moved, into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific approval of Landlord. If any such matter requires special handling, only a qualified person shall be employed to perform such special handling. No tenant shall place, or permit to be placed, on any part of the floor or floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of safes and other heavy matter, which must be placed so as to distribute the weight.

27. Landlord shall provide and maintain an alphabetical directory board in the first floor (main lobby) of the Building and no other directory shall be permitted without the prior consent of Landlord. Each tenant shall be allowed one line on such board unless otherwise agreed to in writing.

28. With respect to work being performed by a tenant in its premises with the approval of Landlord, the tenant shall refer all contractors, contractor's representatives and installation technicians to Landlord for it supervision, approval and control prior to the performance of any work or services. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments, and installations of every nature affecting floors, walls, woodwork, trim, ceilings, equipment and any other physical portion of the Building.

29. Landlord shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from the premises of tenants or public rooms whether or not such loss occurs when the Building or the premises are locked against entry.

30. Landlord shall not permit entrance to the premises of tenants by use of pass keys controlled by Landlord, to any person at any time without written permission from such tenants, except employees, contractors, or service personnel directly supervised by Landlord and employees of the United States Postal Service, and special delivery companies such as Federal Express.

31. Each tenant and all of tenant's employees and invitees shall observe and comply with the driving and parking signs and markers on the Land surrounding the Building, and Landlord shall not be responsible for any damage to any vehicle towed because of noncompliance with parking regulations.

32. Without Landlord's prior approval, no tenant shall install any radio or television antenna, loudspeaker, music system or other device on the roof or exterior walls of the Building or on common walls with adjacent tenants.

33. Each tenant shall store all trash and garbage within its premises or in such other areas specifically designated by Landlord. No materials shall be placed in the trash boxes or receptacles in the Building unless such materials may be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage and will not result in a violation of any law or ordinance governing such disposal. All garbage and refuse shall be only through entryways and elevators provided for such purposed and at such times as Landlord shall designate.

34. No tenant shall employ any persons other than the janitor or Landlord for the purpose of cleaning its premises without the prior consent of Landlord. No tenant shall cause any unnecessary labor by reason of its carelessness or indifference in the preservation of good order and cleanliness. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include beating of carpets or rugs or moving of furniture or other special services. Janitor service shall be furnished Mondays through Fridays, legal holidays excepted; janitor service shall not be furnished to areas which are occupied after 9:30 P.M. Window cleaning shall be done only by Landlord, and only between 6:00 A.M. and 5:00 P.M.

                                   EXHIBIT E

                         COMMENCEMENT DATE CONFIRMATION


         DECLARATION BY LANDLORD AND TENANT AS TO DATE OF DELIVERY AND
                      ACCEPTANCE OF POSSESSION OF PREMISES

Attached to and made a part of the Lease dated the ___________day of ___________________, 1996, entered into and by MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY as LANDLORD, and MEGO MORTGAGE CORPORATION as TENANT.

LANDLORD AND TENANT do hereby declare that possession of the Premises was accepted by TENANT on the ______day of ___________________1996. The Premises required to be constructed and finished by and accepted by TENANT, the Lease is now in full force and effect, and as of the date hereof, LANDLORD has fulfilled all of its obligations under the Lease. The Lease Commencement Date is hereby established as ____________________, 1996. The Term of this Lease shall terminate on _______________________. 2002.


LANDLORD:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:  CORNERSTONE REAL ESTATE ADVISER, INC.
     Its authorized agent




     By:__________________________________________
     Name Printed:
     Title:  Vice President
     Date:


TENANT:

MEGO MORTGAGE CORPORATION




     By:_________________________________________
     Name Printed:
     Title:
     Date:

                                  EXHIBIT "F"

                              SPECIAL STIPULATIONS



1.) Pursuant to Article 1, Paragraph L., and Article 3 of the Lease, the following Monthly Rent Schedule shall apply during the Term of the Lease:

     Months 01 through 06:             $51,333.33 per month
     Months 07 through 12:             $73,711.46 per month
     Months 13 through 24:             $75,204.83 per month
     Months 25 through 36              $76,708.93 per month
     Months 37 through 48              $78,232.17 per month
     Months 49 through 60              $79,794.47 per month
     Months 61 through 72              $81,395.83 per month

The above Monthly Rent schedule incorporates an annual escalation of two (2%) percent added to the initial Monthly Rent rate of $19.25 per rentable square foot per year. The above Monthly Rent schedule also incorporates a reduction during the first six (6) months of the Term whereby Tenant is receiving an abatement of Monthly Rent for a portion of the Premises equaling 13,950 rentable square feet.

2.) Pursuant to Exhibit "B" of this Lease, Landlord shall provide a Tenant Improvement Allowance for the renovation/construction of the Premises in an amount equal to $14.00 per rentable square foot (or a total of $643,300.00). Any cost for the renovation/construction of the Premises that exceeds $643,300.00 and not included as an additional Landlord cost herein or in Paragraph 2 of these Special Stipulations, shall be at the expense of the Tenant. Additionally, Landlord shall pay for the cost of the architectural/construction drawings in accordance with the agreement sent to Troy & Associates in the total amount of $0.63 per rentable square foot (or a total of $28,948.50) plus reasonable reimbursable expenses. Landlord shall also pay a management fee to Landlord's fee manager for the cost of the construction management of the renovation/construction work.

3.) In addition to the items in Paragraph 1 above, Landlord shall renovate the elevator lobbies and restrooms located on the fifth (5th) and sixth
     (6th) floors of the Building in a manner similar to the third (3rd) floor of the Building. Subject to Landlord's approval, color selections for the materials used to renovate the elevator lobbies herein may be chosen by Tenant. Landlord shall also pay for the cost to remove the existing raised computer flooring located on the fifth (5th) and sixth (6th) floors of the Premises as well as the components existing beneath the raised flooring that do not have a reusable value to Tenant's renovation work. Such work described herein shall be completed in conjunction with the renovation/construction of the Premises and performed by the same contractor who is performing the renovation/construction work of the Premises.

4.) RIGHT OF FIRST REFUSAL. Provided Tenant is not then in default of this Lease and is then occupying the Premises, Tenant shall have the right of first refusal on the following suite(s), located on the fourth (4th) floor of the Building. Such right of first refusal shall be granted to Tenant provided Tenant provides Landlord written notice no less than one hundred eighty (180) days prior to the applicable expiration date for such suite(s) that Tenant wishes to hold the right of first refusal on for any of the specific suites listed below and further identified on the attached Exhibit "SS-1". The expiration date of the current leases and the dates by which Tenant must notify

Landlord of its desire to obtain the right of first refusal are outlined below:

     Suite A   Lease Expires:  6/30/96   Notice Date:  Upon Lease Execution
     Suite B   Lease Expires:  12/31/97  Notice Date:  6/30/97
     Suite C   Lease Expires:  11/30/98  Notice Date:  5/31/98
     Suite D*  Lease Expires:  5/31/97   Notice Date:  11/30/96
     Suite E   Lease Expires:  vacant    Notice Date:  Upon Lease Execution
     Suite F   Lease Expires:  3/31/97   Notice Date:  9/30/96
     Suite G   Lease Expires:  10/14/97  Notice Date:  4/14/97
     Suite H   Lease Expires:  10/31/98  Notice Date:  4/31/98
     Suite I*  Lease Expires:  3/31/98   Notice Date:  9/30/97


*Suite I and Suite D have extension rights. Tenant's ability to be offered a right of first refusal on these suites shall be subject to the existing tenant extending the term of the lease.

In the event Tenant notifies Landlord within the 180 day notice period above, then Tenant shall have the fire right to lease the identified suites prior to Landlord's leasing to another third party. In the event Landlord has a bona fide third party interested in leasing any of the identified suites above, and Tenant has properly notified Landlord of its intent, Landlord shall provide Tenant with written notice and Tenant shall have five (5) business days to confirm with Landlord its desire to lease the identified suite(s). Landlord and Tenant shall then have fifteen (15) days to negotiate in good faith the terms and conditions of the lease of such space and diligently pursue the consummation of a lease amendment evidencing such agreed upon terms and conditions. In the event Landlord and Tenant are unable to agree upon the terms and conditions of such space within the fifteen (I 5) day period, Landlord shall be free to lease such space to any third party and no further right of first refusal shall exist to Tenant pertaining to such suite.

5.) OPTION TO EXTEND. Provided Tenant is not then in default, nor has ever been in material default of this Lease, and is then occupying the Premises, Tenant shall have the option to extend this Lease for an additional sixty (60) months at the then market rate for office space in the Building. Such option to extend shall be exercisable by Tenant providing no less than nine (9) months written notice to Landlord of its desire to extend this Lease. Landlord and Tenant shall agree to execute a lease amendment evidencing the terms and conditions of such extension no later than six (6) months prior to the Expiration Date of this Lease. If such Lease extension is not executed by Tenant and Landlord by the date that is six (6) months prior to the Expiration Date, this option to extend shall be null and void.

                                   EXHIBIT G

                                 LEASE GUARANTY

     The undersigned Guarantor, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the leasing by MASSACHUSETTS MUTUAL LEFE INSURANCE COMTANY, a Massachusetts corporation, as Landlord, to MEGO MORTGAGE CORPORATION, a Delaware corporation, as Tenant, of certain premises located at 1000 Parkwood, Suites 500 and 600, Atlanta, Georgia, pursuant to and as defined in a lease entitled Office Lease between them dated on or about this date (herein as amended or modified called the "Lease"), does hereby unconditionally guarantee the payment of all rent and other charges and the performance by Tenant of all of its obligations under the Lease. And the Guarantor further covenants and agrees with Landlord, as follows:

     (a) That if an Event of Default, as defined in said Lease, shall have occurred and be continuing, the Guarantor will, on demand, well and truly pay to Landlord any and all payments that have or will become due to Landlord under the Lease, and will perform or cause to be performed all of the covenants in the Lease to be performed by Tenant and, in addition, will pay all damages that may arise in consequence of such event of default and all costs and attorneys' fees that may be incurred by Landlord in enforcing Tenant's covenants and agreements set forth in the Lease or in enforcing the covenants and agreements of the Guarantor herein.

     (b) That, at Landlord's option, the Guarantor may be brought into any action or proceeding commenced by Landlord against Tenant in connection with and based upon the Lease or any provision thereof, or Landlord may proceed separately against Guarantor, and recovery may be had against Guarantor in any such action or proceeding or in any independent action or proceeding against Guarantor, without any requirement that Landlord, its successors or assigns, first assert, prosecute or exhaust any remedy or claim against Tenant, its successors and/or assigns.

     (c) That in the event of any bankruptcy, reorganization, winding-up or similar proceedings with respect to Tenant, no discharge, modification or limitation of Tenant's liability under the Lease which may now or hereafter he imposed by any federal, state or other law or regulation applicable to such proceedings shall discharge, limit or modify the obligation of Guarantor hereunder, which obligation is co-extensive with Tenant's liability as set forth in the Lease without regard to any such discharge, limitation or modification.

     (d) That this Guaranty shall remain in full force and effect as to any renewal, extension, modification or amendment of the Lease and shall guarantee performance and payment under the Lease by any assignee of the interest of the Tenant under the Lease.

     (e) That Landlord's interest under this Guaranty may be assigned by it by way of security or otherwise without the consent of the undersigned.

     (f) Guarantor shall be entitled to receive notices of events of default under the Lease and notices or demands given by Landlord to Tenant.

     (g) Landlord may, from time to time, without notice to or consent of the undersigned, (i) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the obligations guaranteed hereby, (ii) extend or renew for any period (whether or not longer than the original period) or alter any of the obligations guaranteed hereby, (iii) release or compromise any liability of the Tenant or any liability of any other party or parties primarily or secondarily liable on any of the obligations guaranteed hereby, and (iv) release, compromise or subordinate its title or security interest, if any, in all or any property now or hereafter securing any of the obligations guaranteed hereby.

     (h) The undersigned waives: (i) notice of the existence or creation of all or any of the obligations guaranteed hereby, (ii) notice of any alteration, amendment, increase, extension or exchange of any of the obligations guaranteed hereby or of any events of a nature set out in the preceding or succeeding paragraphs, (iii) notice of any amendment or modification of the Lease, (iv) all diligence in collection or protection of or realization upon the obligations guaranteed hereby or any thereof, any obligation hereunder, or any security therefor, and (v) the right to require Landlord to proceed against Tenant on any of the obligations guaranteed hereby. Landlord agrees that it will use reasonably diligent efforts to proceed against Tenant prior to taking action under this Guaranty.

     (i) No delay or failure on the part of Landlord in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Landlord of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of Landlord permitted hereunder shall impair or affect this Guaranty.

     0) Guarantor waives any right of subrogation or contribution which such Guarantor may have or hereafter obtain as against the Tenant. Without limiting the foregoing, in the event of a default for the nonpayment of a monetary obligation that has occurred and is continuing, Guarantor subordinates any monetary claim which it may have or obtain against the Tenant and any debt which such Guarantor holds or hereafter obtains from Tenant to the indebtedness due Landlord under the Lease and this Guaranty.

     (k) This Guaranty has been made and delivered in the State of Georgia and shall be construed and governed under Georgia law.

     (l) Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     (m) Masculine pronouns include the feminine and neuter. This Guaranty binds and inures to the benefit of Landlord, Guarantor and their heirs, successors and assigns.

     (n) This Guaranty shall expire on April 9, 1999 if the following conditions precedent have been met. If all of the following conditions precedent have not been met as of April 9, 1999, then this Guaranty shall remain in full force and effect throughout the term of the Lease and shall not expire until the earlier of April 9, 2002 or the earlier termination of the Lease unless such earlier termination is the result of a default by Tenant whereby this Guaranty shall not expire until April 9, 2002:

      (i) On or before the end of the 1998 fiscal year, the audited financial statements of Tenant, Mego Mortgage Corporation, for the fiscal year ended 1998 shall demonstrate that Tenant has a net worth of at least Twenty Million Dollars ($20,000,000.00), as certified by an independent certified public accountant reasonably acceptable to Landlord. Tenant's fiscal year ends on August 31.

      (ii) As of the end of each of the 1996, 1997 and 1998 fiscal years of the Tenant, Tenant shall have a minimum net income after taxes of Two Million Five Hundred Thousand Dollars ($2,500,000.00), as demonstrated by audited financial statements certified by an independent certified public accountant reasonably acceptable to Landlord.

      (iii) Tenant shall not then be in default under the Lease and shall not have defaulted under the Lease more than three (3) times during the first three (3) years of the Lease Term without curing same in accordance with the terms of the Lease.

If the foregoing conditions precedent have been met as of April 9, 1999, Landlord will provide Guarantor notice that this Guaranty has expired as of April 9, 1999.

     IN WITNESS WHEREOF, the Guarantor has signed and sealed this Guaranty the 10th day of April, 1996.

                                                 GUARANTOR:
                                                 MEGO FINANCIAL CORP.


              Attest:                            By:

              Title:                             Tide:

              Print Name:                        Print Name:

                                                        [CORPORATE SEAL]